Virtus Duff & Phelps Real Asset Fund, a series of Virtus Opportunities Trust

Supplement dated December 18, 2020 to the Summary Prospectuses and Statutory Prospectus,

each dated February 28, 2020, as supplemented

Virtus FORT Trend Fund, a series of Virtus Opportunities Trust

Supplement dated December 18, 2020 to the Summary Prospectuses and Statutory Prospectus,

each dated August 31, 2020, as supplemented

Important Notice to Investors

Effective February 1, 2021, certain changes relating to sales charges and compensation to dealers will be made. These changes include lowered Sales Charges for Class A Shares of the funds and dealers will no longer need to have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment of 12b-1 fees. In addition, a maximum purchase amount will be applied to purchases of Class C Shares. Please see below for details about these changes.

Summary Prospectus Changes

Beginning on February 1, 2021, in the “Shareholder Fees” table of the “Fees and Expenses” section of the summary prospectus, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will be 5.50%. Prior to February 1, 2021, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will remain 5.75%

In addition, for the same funds listed above, the “Performance Information” section of the summary prospectuses reflects the higher sales charge before it will be lowered. Therefore, if you purchase Class A Shares with the new sales charges effective February 1, 2021, the Performance Information section of the summary prospectuses may be different than what is stated in the current prospectuses.

Statutory Prospectus Changes

The following disclosure changes will be effective February 1, 2021.

In the “What arrangement is best for you?” section under “Sales Charges”, the first sentence of the Class A Shares paragraph is replaced with the following:

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.50% of the offering price (5.82% of the amount invested).

In the “Sales Charge you may pay to purchase Class A Shares” section under “Sales Charges”, the table will be replaced with the following:

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

In the “Compensation to Dealers” section, the table will be replaced with the following:

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

In addition, the last sentence of the fourth paragraph under the section “Compensation to Dealers” states, “Dealers must have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment.” This sentence is removed and will no longer apply.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020 DPIMRA-FORTTrendClassA&CSalesCharges (12/2020)

Virtus Opportunities Trust

Supplement dated December 18, 2020 to the Statement of Additional Information (“SAI”)

dated January 28, 2020, as supplemented

Important Notice to Investors

Effective February 1, 2021, certain changes relating to sales charges and compensation to dealers will be made. These changes include lowered Sales Charges for Class A Shares of certain funds and dealers will no longer need to have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment of 12b-1 fees. In addition, a maximum purchase amount will be applied to purchases of Class C Shares. Please see below for details about these changes.

The following disclosure changes will be effective February 1, 2021.

The section “Dealer Concessions” under the header “Distributor” the chart titled, “Equity Funds and Real Asset Fund—Class A Shares” will be replaced with the following:

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

In “Purchase, Redemption and Pricing of Shares” the section “Alternative Purchase Arrangements” under the heading “Class C Shares (not offered by Multi-Sector Short Term Bond Fund)” the following paragraph is added to the beginning of the section:

If an investor intends to purchase greater than $999,999 of Class C shares of the Core Plus Bond Fund, Foreign Opportunities Fund, EM Opportunities Fund, EM Small-Cap Fund, Global Infrastructure Fund, Global Opportunities Fund, Global Real Estate Fund, Greater European Fund, High Yield Fund, International Real Estate Fund, International Small-Cap Fund, International Small-Mid Cap Fund, Multi-Sector Intermediate Bond Fund, Real Asset Fund, Real Estate Fund, Senior Floating Rate Fund or Tax-Exempt Bond Fund, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. If an investor intends to purchase greater than $249,999 of Class C shares of the Low Duration Core Plus Bond Fund, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. The Funds may refuse any order to purchase shares.

In the section “Performance Information” under the heading “Total Return”, the third sentence of the third paragraph is replaced with:

“Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.50% for the Funds and assumes reinvestment of all income dividends and capital gain distributions during the period.”

Investors should retain this supplement with the SAI for future reference.

VOT 8020B SAIClassA&CSalesCharges (12/2020)